Exhibit 10.11

【众筹项目协议范本】

Form of Crowdfunding Project Agreement

本众筹项目协议由以下双方于 年 月 日在 签署：

This Crowdfunding Project Agreement is executed by the Parties on                    （yyyy/mm/dd）:

甲方：

Party A:

营业执照注册号/身份证号码：

Registration No. of Business License/ID No.:

地址：

Address:

电话：

Telephone:

乙方： 杭州龙运网络科技有限公司

Party A: Hangzhou Longyun Internet Technology Co. Ltd.

营业执照注册号/身份证号码：

Registration No. of Business License/ID No.:

地址：

Address:

电话：

Telephone:

鉴于：

Whereas:

1、甲方， 公司/ 个人，在xx行业具有良好的运营能力(简单介绍公司/个人情况)，现就 项目，拟以试错式方式众筹 万元，众筹成功后，以经营数据前置化形式对项目可行性和商业前景进行判断，拟寻求投资人对项目进一步投资、发展；

Party A ( Company/ Individual) has good operational capacity in xx industry (brief introduce of the Company/Individual,) now plans to crowdfund RMB in reward-based for Project. After the success of crowdfunding, Party A will determine the feasibility and commercial prospects of the Project in the pre-operational data form, and find investors to make further investment and development;

2、乙方，杭州龙运网络科技有限公司，成功运营易投众筹网站，依托专业的投资人团队，能够为甲方提供较为完备的技术支持和安全高效的众筹服务，展示甲方的项目，发布众筹需求，以期实现互联网便捷融资、投资、管理的目标。

Party B (Hangzhou Longyun Internet Technology Co. Ltd. ) successfully operates Yitou Crowdfunding Website, based on its professional investors’ group, it can provide relatively complete technology support and safe and efficient crowdfunding services for Party A, and display Party A’s Project and publish crowdfunding demands to achieve the goal of convenient financing, investment and management through internet.

为保护支持者的合法权益，规范发起人的行为，维护众筹平台秩序，现甲乙双方经协商一致达成《众筹项目协议》（以下简称“本众筹协议”）如下，以资共同遵守：

To protect the legal rights of supporters, regulate the behavior of sponsors and maintain the order of crowdfunding platforms, the Parties enter into the Crowdfunding Project Agreement (“this Crowdfunding Agreement”) by consensus and agree as follows:

第1条          委托事项

Section 1     Entrusted Matters

1.1在本众筹协议项下，甲方委托乙方通过其管理的易投众筹网站提供以下服务：展示甲方申报的项目、发布众筹需求等，并根据实际情况就交易的结构、定价、尽职调查及其它相关事情做出安排，具体内容双方可另行签订相关众筹协议补充协议。

Under this Crowdfunding Agreement, Party A entrusts Party B to provide services below through Yitou Crowdfunding Website managed by Party B: display Projects filed by Party A, release crowdfunding demands, etc., and make arrangements of transaction structure, pricing, due diligence and other matters based on actual situations. The Parties could enter into related supplemental agreements regarding details.

1.2甲方就本众筹协议项下的合作事宜在易投众筹网站的众筹期为 天，众筹期届满后，如众筹金额达到本协议篇首“鉴于”条款中第一条规定的最低众筹金额的，则为众筹成功，否则视为众筹失败。

Crowdfunding period of the Project under this Crowdfunding Agreement on Yitou Crowdfunding Website is days. If the crowdfunding amount reaches the minimum crowdfunding amount agree in Paragraph One of “Whereas” section under this agreement after the expiration of crowdfunding period, then crowdfunding is successful, otherwise it would be considered as failed.

第2条          委托有效期

Section 2     Term of Entrustment

本众筹协议的委托有效期自甲方在易投众筹网站发布项目，并通过易投众筹网站的审核得以公开展示之日起至众筹期届满之日止。若委托有效期届满而易投众筹网站或乙方提供的众筹服务仍在进行中，则委托有效期延长至该服务完成。

The term of this Crowdfunding Agreement is from the publication of the Project on Yitou Crowdfunding Website by Party A, and approved by Yitou Crowdfunding Website to make public display to the expiration of crowdfunding period. If crowdfunding services provided by Yitou Crowdfunding Website or Party B are still in progress after the expiration of entrustment, then the term of entrustment will be extended until the accomplishment of the services.

第3条          委托佣金

Section 3     Commission of Entrustment

3.1本次众筹服务费为众筹总额的3%，计xx万元，在众筹成功后由乙方在筹集的款项中直接扣除。

The crowdfunding service fee is 3% of the total crowdfunding amount (i.e. RMB xx0, 000), which will be deducted directly by Party B from the crowdfunding funds after the success of crowdfunding.

第4条          甲方的权利和义务

Section 4     Party A’s Rights and Obligations

4.1甲方应按照乙方运营的易投众筹网站的规则，众筹成功后，乙方发送对账邮件给甲方，甲方应核对好汇款金额及汇款账户信息并邮件回复确认，乙方收到确认邮件后于5个工作日内将众筹款项扣除众筹服务费后剩余款的xx%汇给甲方（甲方收款时间依照银行最终处理时间为准）。预留的 %作为确保项目成功并保证支持者利益的保证金，在项目成功、无纠纷且所有支持者得到承诺回报后，乙方将这部分款项无息交付甲方。甲方接受前述条款。

Party A shall comply with the rules of Yitou Crowdfunding Website operated by Party B. Party B will send reconciliations email to Party A after the accomplishment of crowdfunding, Party A shall check the remittance amount and remittance account information and confirm by relying the email. Within 5 business days after receiving confirmation email, Party B shall deduct crowdfunding service fees from crowdfunding amount and send the % of crowdfunding amount to Party A (the time when Party A receives the amount subject to the final processing time of the bank.) Reserved xx% of crowdfunding amount is security deposit to assure the success of the Project and interests of supporters. After the success of the Project, if no disputes exist, and all supporters get promised returns, Party B shall deliver this fund to Party A without interests. Party A accepts this provision.

4.2当项目众筹期届满后，如众筹失败的，已筹集到的款项在5个工作日内由易投众筹平台系统退回给支持者。甲方接受前述条款。

If crowdfunding fails after the expiration of crowdfunding term, raised funds shall be refunded to supporters by Yitou Crowdfunding Platform System within 5 business days. Party A accepts this provision.

4.3甲方延迟或拒绝按照约定条件将众筹服务费支付给乙方或有其他损害易投众筹网站声誉的行为的，视为甲方违约，则甲方除需支付众筹过程中发生的中介费用、第三方支付平台的费用外，还需向乙方支付众筹总额5%的违约金。甲方接受前述条款。

Party A shall be deemed as default if it delays or refuses to pay crowdfunding service fees to Party B according to the agreement or make any behaviors that damage the reputation of Yitou Crowdfunding Website. In addition to intermediary costs and third party payment platform fees occurred during crowdfunding process, Party A shall pay 5% of total crowdfunding amount to Party B as liquidated damages. Party A accepts this provision.

4.4甲方承诺，在项目推广众筹期开始后不得越过乙方与投资人就本众筹协议项下的项目达成任何形式的合作，否则视为甲方违约，甲方除需支付众筹过程中发生的中介费用、第三方支付平台的费用外，还需向乙方支付众筹总额20%的违约金。甲方接受前述条款。

Party A promises that after the commencement of Project promotion and crowdfunding period, without agreement of Party B and investors, it shall not enter into cooperation with others in any forms for the Project under this Crowdfunding Agreement, otherwise Party A will be deemed as default. In addition to intermediary costs and third party payment platform fees occurred during crowdfunding process, Party A shall pay 20% of total crowdfunding amount to Party B as liquidated damages. Party A accepts this provision.

第5条          乙方权利义务

Section 5     Party B’s Rights and Obligations

5.1在易投众筹网站以适当的方式对甲方进行宣传与推广，通过易投众筹网站将甲方的资质以及项目信息披露给投资者；

Conduct publicities and promotions about Party A in an appropriate form on Yitou Crowdfunding Website, and disclose Party A’s qualifications and project information to investors through Yitou Crowdfunding Website;

5.2 项目众筹成功之后，乙方通过易投众筹网站将甲方项目披露给所有投资人，以期投资人对项目进一步投资；或乙方为甲方引荐投资人，促成投资人对甲方的进一步投资；

After the success of the project crowdfunding, Party B shall disclose the Party A’s project to all the investors through Yitou Crowdfunding Website, in order to further inform the investors of the project; or Party B could introduce investors to Party A, in order to cause investors further contribution into Party A’s project;

5.3易投众筹网站与第三方支付平台合作，有偿为甲方提供相关众筹资金托管、支付服务；

Yitou Crowdfunding Website shall cooperate with third party payment platform, and provide escrow and payment services of the contribution capitals for Party A for consideration;

5.4易投众筹网站与专业律师事务所合作，有偿为甲方提供法律咨询、尽职调查、方案设计、交易众筹协议等法律文件起草等专业法律服务；

Yitou Crowdfunding Website shall cooperate with professional law firm, and provide legal services regarding legal consultations, due diligence, schematic designs, and draft of crowdfunding agreements for consideration;

5.5易投众筹网站提供信息交流和分享服务；

Yitou Crowdfunding Website shall provide information communication and sharing services;

5.6协助甲方通过相关众筹协议的条款设定，保障甲方的经营管理权限，为甲方规范化管理奠定发展基础；

Assist Party A create and determine the provisions regarding the crowdfunding agreement, secure the operational management power of Party A for the purpose of building up the foundation of Party A’s standardized management.

5.7乙作为易投众筹网站的运营方，有义务保证平台的正常运行。

Party B, as the operator of the Crowdfunding Website, shall have the obligation to maintain the normal operation of the platform.

5.8乙方有权就甲方的众筹事宜收取服务费用。如在双方合作中，甲方违约，乙方有权拒绝为甲方继续提供众筹服务。

Party B shall have the right charge service fees for Party A’s crowdfunding affairs. Provided that Party A defaults during the course of cooperation, Party B should have the right to refuse to continue providing services to Party A.

第6条          声明与承诺

Section 6      Representations and Warranties

6.1甲方承诺，在委托有效期内遵守易投众筹网站的使用规则，维护易投众筹网站的公信力，在易投众筹网站所申报项目的所有信息真实、及时、有效，不存在虚假陈述、重大遗漏及误导性陈述，并且项目信息不存在侵犯他方知识产权或其他权利的情形。

Party A agrees to comply with the codes and principles of Crowdfunding Website during the term of the Agreement and protect the credibility of the Crowdfunding Website. Party A warrants that all the information filed on Crowdfunding Website shall be true, prompt, valid and shall not contain any misrepresentations, material omissions, or misleading statements, and the project information shall not violate any third party’s intellectual property rights or other rights.

6.2甲方承诺，向易投众筹网站提供的为完成本项委托所需要的涉及经营和财务的重要信息和数据是真实、准确、完整的。

Party A agrees that the important operation and finance information and data provided to the Yitou Crowdfunding Website for purpose of completing this entrustment shall be true, accurate, and complete.

6.3甲方承诺，根据在易投众筹网站公示的信息，保证支持者能够按时保质实现投资回报。

Party A agrees to guarantee that the supporters are able to realize their investment return with required qualities in accordance with the information published on the Yitou Crowdfunding Website.

6.4乙方承诺，在委托有效期内，勤勉、尽责的履行职责，为甲方提供便利的众筹网站，尽最大努力帮助甲方众筹成功。

Party B agrees to perform its duties diligently and responsibly during the term of entrustment in order to provide a convenient crowdfunding Website to Party A and to help Party A obtain crowdfunding to the best of its efforts.

6.5乙方承诺，对于甲方明确的保密内容，没有甲方的许可，不向任何第三方公开。

Party B agrees not to disclose any information identified by Party A as confidential information to any third party without the authorization of Party A.

第7条          文本及生效

Section 7     Counterparts and Effectiveness

7.1本众筹协议是双方关于本项委托的最新文本，除非在本众筹协议范本生效后双方以书面的形式签订众筹协议补充协议，否则本众筹协议所载条款不能更改。本众筹协议未尽事宜，由双方本着诚信原则友好协商并以签订补充众筹协议的方式处理。

This Crowdfunding Agreement is the most updated documents regarding this entrustment. The provisions and terms of this Crowdfunding Agreement shall not be changed unless the Parties execute an amendment to the Crowdfunding Agreement in writing after the execution of this Agreement. Any matters that have not been addressed or provided hereunder shall subject to the amendment agreements executed after the Parties’ negotiations in good faith.

7.2本众筹协议经双方签字盖章后生效，一式两份，双方各执壹份，具有同等法律效力。

This Crowdfunding Agreement is executed in two counterparts, each of which shall be deemed to have the same legal effects. Each party shall hold one counterpart.

第8条          其他

Section 8     Miscellaneous

本众筹协议适用中华人民共和国有关法律。凡因本众筹协议范本所发生的或与之相关的任何争议，双方应友好协商解决。如不能协商解决的，任何一方均可向乙方所在地的人民法院起诉。

This Crowdfunding Agreement shall be subject to the laws and regulations of People’s Republic of China. Any dispute arising from this Crowdfunding Agreement shall be resolved through negotiation in good faith. Provided, however, that it could not be resolved by negotiation, either party can file a lawsuit in the court seated in Party B’s residence.

（以下为签字页）

(Next page shall be Signature Page)

甲方(盖章)：

Party A (Seal):

法定代表人/授权代表人：

Legal Representative:

签约时间：年月日

Date: (yyyy/mm/dd)

乙方(盖章)：杭州龙运网络科技有限公司

Party B (Seal): Hanghzou Longyun Internet Technology Company

法定代表人/授权代表人：

Legal Representative:

签约时间：年月日

Date: (yyyy/mm/dd)